UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2018

Marin Software Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35838	20-4647180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Mission Street, 27th Floor San Francisco, California 94105		94105
(Address of Principal Executive Offices)		(Zip Code)

(415) 399-2580

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Reference is made to the disclosures set forth in Item 5.02 below.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)   On July 26, 2018, Allan Leinwand notified the Board of Directors (the “Board”) of Marin Software Incorporated (the “Company”) that he is resigning from the Board effective immediately. In addition, on July 27, 2018, James Barrese notified the Board that he is resigning from the Board effective immediately. Neither Mr. Leinwand’s nor Mr. Barrese’s decision is a result of any disagreement with the Company.

As a result of Mr. Leinwand’s resignation, the number of members on the Compensation Committee of the Board (the “Compensation Committee”) was reduced from two members to one member. As a result, the Company was no longer compliant with Listing Rule 5605(d)(2)(A) of The Nasdaq Stock Market LLC (“Nasdaq”), which requires that a compensation committee consist of at least two independent members. In accordance with the Nasdaq Listing Rules, the Company notified Nasdaq of Mr. Leinwand’s resignation and the subsequent action taken by the Board to regain compliance with Nasdaq Listing Rule 5605(d)(2)(A).

Furthermore, as a result of the resignations of Messrs. Leinwand and Barrese, and in order to keep the number of directors equal among the Company’s director classes pursuant to its certificate of incorporation, effective July 30, 2018, the Board appointed Brian Kinion as a Class III director.  Mr. Kinion was previously a Class I director.  In addition, the Board approved a reduction in the authorized number of directors of the Board from seven to five, with two authorized Class I directors, one authorized Class II director and two authorized Class III directors, and elected Daina Middleton to the Compensation Committee of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Marin Software Incorporated

Date: August 1, 2018	By:	/s/ Jonathan M. DeGooyer
Jonathan M. DeGooyer
SVP, General Counsel and Corporate Secretary